                                 EXHIBIT 10.25

CERTAIN RIGHTS OF THE LESSOR UNDER THE FACILITY LEASE AS AMENDED BY THIS AMENDMENT NO. 3 THERETO HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, THE BANK OF NEW YORK, AS INDENTURE TRUSTEE UNDER A TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF FACILITY LEASE, DATED AS OF SEPTEMBER 15, 1987, AS AMENDED. THIS AMENDMENT NO. 3 HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. ONLY THE COUNTERPART MARKED "ORIGINAL" AND CONTAINING THE RECEIPT THEREFOR BY THE INDENTURE TRUSTEE SHALL BE THE ORIGINAL COUNTERPART. SEE
SECTION 3(C) OF THIS AMENDMENT NO. 3 FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF VARIOUS COUNTERPARTS HEREOF.

               THIS COUNTERPART IS NOT THE ORIGINAL COUNTERPART.

================================================================================

                                AMENDMENT NO. 3
                         dated as of October 13, 1994
                                      to
                                FACILITY LEASE
                        dated as of September 15, 1987
                                    between
                       THE FIRST NATIONAL BANK OF BOSTON
                   not in its individual capacity but solely
                   as Owner Trustee under a Trust Agreement, dated as of September 15, 1987, with Beaver Valley Two Tau Limited Partnership,

                                    Lessor

                                      and

                            DUQUESNE LIGHT COMPANY,

                                    Lessee

================================================================================
                       Original Facility Lease Recorded
                      on October 2, 1987 in Miscellaneous
                  Book Volume 1318, Page 406 in the Office of
              the Recorder of Deeds, Beaver County,Pennsylvania.

                  Amendment No. 1 to Facility Lease Recorded on December 22, 1987 in Miscellaneous Book Volume 1325, Page 344 in the Office of the
                Recorder of Deeds, Beaver County, Pennsylvania.

                  Amendment No. 2 to Facility Lease Recorded on December 29, 1992 in Miscellaneous Book Volume 1519, Page 075 in the Office of the
                Recorder of Deeds, Beaver County, Pennsylvania.

================================================================================

          AMENDMENT NO. 3, dated as of October 13, 1994 ("Amendment No. 3"), to the Facility Lease, dated as of September 15, 1987, as amended to the date hereof (as so amended, the "Facility Lease"), between THE FIRST NATIONAL BANK OF BOSTON, a national banking association, not in its individual capacity but solely as Owner Trustee under a Trust Agreement, dated as of September 15, 1987, as amended to the date hereof, with Beaver Valley Two Tau Limited Partnership (the "Lessor"), and DUQUESNE LIGHT COMPANY, a Pennsylvania corporation (the "Lessee").


                             W I T N E S S E T H :
                             -------------------


          WHEREAS, the Lessee and the Lessor have heretofore entered into a Facility Lease, providing for the lease by the Lessor to the Lessee of the Undivided Interest (such term and other capitalized terms used herein without definition being defined as provided in Section 1);

          WHEREAS, Section 3(d) of the Facility Lease provides for an adjustment to Basic Rent and to the schedules of Casualty Values, Special Casualty Values, Modified Special Casualty Values and Special Termination Values in order to preserve Net Economic Return in the event there is any change in the Code which results in the marginal Federal income tax rate applicable to corporations differing from the rate assumed to be applicable in the Pricing Assumptions as in effect on the Closing Date; and

          WHEREAS, by reason of the enactment of the Omnibus Budget Reconciliation Act of 1993 (Pub. L. No. 103-66) ("Budget Reconciliation Act") the marginal Federal income tax rate applicable to corporations increased from 34 percent to 35 percent for tax years beginning on or after January 1, 1993 and, as a result, the Lessor wishes to document amendments to the schedules of Basic Rent, Casualty Values, Special Casualty Values, Modified Special Casualty Values and Special Termination Values pursuant to Sections 3(d) and 3(f) of the Facility Lease.

          NOW, THEREFORE, intending to be legally bound hereby, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.      DEFINITIONS.
                          -----------

          For purposes hereof, capitalized terms used herein or in the recitals and not otherwise defined herein or in the recitals shall have the meanings assigned to such terms in Appendix A to the Facility Lease.

          SECTION 2.       AMENDMENTS TO FACILITY LEASE.
                           -----------------------------

               (a)  Schedules
                    ---------

               (1) Schedule 1 to the Facility Lease entitled "Basic Rent Payments" is deleted in its entirety and is hereby replaced with Schedule 1 hereto.

               (2) Schedule 2 to the Facility Lease entitled "Schedule of Casualty Values" is deleted in its entirety and is hereby replaced with Schedule 2 hereto.

               (3) Schedule 3 to the Facility Lease entitled "Schedule of Special Casualty Values" is deleted in its entirety and is hereby replaced with
Schedule 3 hereto.

               (4) Schedule 4 to the Facility Lease entitled "Schedule of Modified Special Casualty Values" is deleted in its entirety and is hereby replaced with Schedule 4 hereto.

               (5) Schedule 5 to the Facility Lease entitled "Schedule of Special Termination Values" is deleted in its entirety and is hereby replaced with Schedule 5 hereto.

               (b)  Definitions. Appendix A of the Facility Lease is amended as
                    -----------
set forth in Amendment No. 4 to the Participation Agreement dated as of the date hereof among the Owner Participant, Lessee, Owner Trustee, Indenture Trustee, Funding Corporation and New Funding Corporation ("Amendment No. 4 to
                                                  ------------------
Participation Agreement") in respect of Appendix A thereto.
-----------------------

     SECTION 3.       Miscellaneous.
                      -------------

          (a)  Dating; References. Although this Amendment No. 3 is dated as of
               ------------------
the date first above written for convenience, the actual dates of execution hereof by the parties hereto are respectively the dates set forth under the signatures hereto, and this Amendment No. 3 shall be effective as of the Effective Date (as defined in Amendment No. 4 to Participation Agreement). This Amendment No. 3 amends and modifies the Facility Lease and is to be read with and form part of the Facility Lease. On and after the Effective Date, any reference in any Transaction Document to the Facility Lease shall be deemed to refer to the Facility Lease, as amended through and including the date hereof.

          (b)  Governing Law. This Amendment No. 3 shall be governed by, and be
               -------------
construed in accordance with, the law of the State of New York, provided, however, that all matters relating to the creation of the leasehold estate hereunder and the exercise of remedies with respect to such leasehold estate shall be governed by, and be construed in accordance with, the law of the Commonwealth of Pennsylvania.

          (c)  Original Counterpart. The single executed original of this
               --------------------
Amendment No. 3 marked "THIS COUNTERPART IS THE ORIGINAL COUNTERPART" and containing the receipt of the Indenture Trustee thereon shall be the "Original" of this Amendment No. 3. No security interest in this Amendment No. 3 may be created or continued through the transfer or possession of any counterpart other than the "Original".

          (d)  Full Force and Effect. As amended hereby, the Facility Lease
               ---------------------
remains in full force and effect in accordance with its terms.

          (e)  Amendments in Writing. The terms of this Amendment No. 3 may not
               ---------------------
be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except in accordance with the terms of the Transaction Documents and by written instrument signed by the Lessor and the Lessee.

          (f)  Counterpart Execution. This Amendment No. 3 may be executed in
               ---------------------
any number of counterparts and by each of the parties hereto or thereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          (g)  Non-Waiver or Amendment. The agreements contained in this
               -----------------------
Amendment No. 3 shall not, except as expressly provided in this Amendment No. 3, operate as a waiver of any right, power or remedy of any party under any of the Transaction Document nor constitute, except as expressly provided in this Amendment No. 3, a waiver of any provision of any Transaction Document.

          IN WITNESS WHEREOF, intending to be legally bound, each of the parties hereto has caused this Amendment No. 3 to Facility Lease to be duly executed by an officer thereunto duly authorized.

                                                      THE FIRST NATIONAL BANK OF
                                                      BOSTON, not in its
                                                      individual capacity but
                                                      solely as Owner Trustee
                                                      under a Trust Agreement,
                                                      dated as of September 15,
                                                      1987, with Beaver Valley
                                                      Two Tau Limited
                                                      Partnership


                                                      By:/s/ J. E. Mogavero
                                                      --------------------------
                                                      Date: October 13, 1994
                                                            ----------------

                                                      DUQUESNE LIGHT COMPANY



                                                      By:/s/ James D. Mitchell
                                                         -----------------------
                                                      Date: October 13, 1994
                                                            ----------------

STATE OF NEW YORK

COUNTY OF NEW YORK


          BEFORE ME, a Notary Public in and for said County and State the above-named DUQUESNE LIGHT COMPANY, by James D. Mitchell, its Treasurer, who acknowledged that he did sign the foregoing instrument on behalf of said Corporation by authority of its Board of Directors and that the same is the free act and deed of said Corporation and his free act and deed individually and as such officer.

          IN TESTIMONY WHEREOF, I have hereunto set my, hand and official seal at New York, New York this 13th day of October, 1994.



                                           /s/ Christine Dionne
                                           -------------------------------------
                                                   Notary Public

                               My Commission Expires March 2, 1996

COMMONWEALTH OF MASSACHUSETTS  )
                               ) ss.:
COUNTY OF SUFFOLK              )


          BEFORE ME, a Notary Public in and for said County and State, personally appeared the above-named THE FIRST NATIONAL BANK OF BOSTON, by its Authorized Officer, who acknowledged that he did sign the foregoing instrument on behalf of said national banking association by authority of its Board of Directors and that the same is the free act and deed of said national banking association and his free act and deed individually and as such officer.

          IN TESTIMONY WHEREOF, I have of hereunto set my hand and official seal at Canton, Massachusetts this 7th day of October, 1994.



                               /s/ Shawn P. George
                               -------------------------------------------------
                               Notary Public

                         My Commission Expires September 2, 1999

                                                            SCHEDULE 1
                                                                   Tau
                                                                   ---
                               Schedule of Basic
                                 Rent Payments
                               -----------------

        Date                   Payment                            Amount
        ----                   -------                            ------

June 1, 1988                      1                              5.02553936
December 1, 1988                  2                              5.02553936
June 1, 1989                      3                              5.02553936
December 1, 1989                  4                              5.02553936
June 1, 1990                      5                              5.02553936
December 1, 1990                  6                              5.02553936
June 1, 1991                      7                              5.02553936
December 1, 1991                  8                              5.02553936
June 1, 1992                      9                              5.02553936
December 1, 1992                  10                             5.02553936
June 1, 1993                      11                             4.82726810
December 1, 1993                  12                             3.42643435
June 1, 1994                      13                             4.82726810
December 1, 1994                  14                             3.59363953
June 1, 1995                      15                             3.41928577
December 1, 1995                  16                             5.00162186
June 1, 1996                      17                             3.36138926
December 1, 1996                  18                             5.05951837
June 1, 1997                      19                             3.30000190
December 1, 1997                  20                             5.12090574
June 1, 1998                      21                             3.23419708
December 1, 1998                  22                             5.18671056
June 1, 1999                      23                             3.49234030
December 1, 1999                  24                             4.92856734
June 1, 2000                      25                             3.07462077
December 1, 2000                  26                             3.34628687
June 1, 2001                      27                             3.42956230
December 1, 2001                  28                             4.99134534
June 1, 2002                      29                             3.39003384
December 1, 2002                  30                             5.03087480
June 1, 2003                      31                             3.63808558
December 1, 2003                  32                             6.65163505
June 1, 2004                      33                             3.61596432
December 1, 2004                  34                             6.67375631
June 1, 2005                      35                             3.52944245
December 1,2005                   36                             6.76027818
June 1, 2006                      37                             3.43970996
December 1, 2006                  38                             6.85001067
June 1, 2007                      39                             3.34753321
December 1, 2007                  40                             6.94218742
June 1, 2008                      41                             3.35573031
December 1, 2008                  42                             6.93399032
June 1, 2009                      43                             7.47605296
December 1, 2009                  44                             2.81366767
June 1, 2010                      45                             7.61239942
December 1, 2010                  46                             2.67732121
June 1, 2011                      47                             7.71845622
December 1, 2011                  48                             2.57126441
June 1, 2012                      49                             9.20318915
December 1, 2012                  50                             1.08653148
June 1, 2013                      51                             9.54003666
December 1, 2013                  52                             0.74968397
June 1, 2014                      53                             9.93980701
December 1, 2014                  54                             0.34991362
June 1, 2015                      55                            10.28972063
December 1, 2015                  56                             0.00000000
June 1, 2016                      57                             9.92465933
December 1, 2016                  58                             0.36506130
June 1, 2017                      59                             5.14486032
                                                                 ----------

Totals                                                         283.49821393

                                                            SCHEDULE 2
                                  Schedule of
                                Casualty Values
                                ---------------

October 13, 1994                              120.36756238
December 1, 1994                              120.37759389
June 1, 1995                                  120.90263655
December 1, 1995                              119.74762800
June 1, 1996                                  120.08923082
December 1, 1996                              118.62627170
June 1, 1997                                  118.80439919
December 1, 1997                              117.16703392
June 1, 1998                                  117.35614793
December 1, 1998                              115.59849327
June 1, 1999                                  115.47060127
December 1, 1999                              113.90069995
June 1, 2000                                  114.11386166
December 1, 2000                              112.06183258
June 1, 2001                                  111.85002620
December 1, 2001                              110.08294484
June 1, 2002                                  109.85451846
December 1, 2002                              107.99236004
June 1, 2003                                  107.46137722
December 1, 2003                              103.92635798
June 1, 2004                                  103.30276811
December 1, 2004                               99.62871886
June 1, 2005                                   98.97037729
December 1, 2005                               95.08901766
June 1, 2006                                   94.39240812
December 1, 2006                               90.29376106
June 1, 2007                                   89.55426743
December 1, 2007                               85.22888082
June 1, 2008                                   84.34039250
December 1, 2008                               79.88371128
June 1, 2009                                   74.73408454
December 1, 2009                               74.07009595
June 1, 2010                                   68.62131112
December 1, 2010                               67.92057247
June 1, 2011                                   62.19402524
December 1, 2011                               61.42028750
June 1, 2012                                   54.03025480
December 1, 2012                               54.49220860
June 1, 2013                                   46.62629964
December 1, 2013                               47.29563522
June 1, 2014                                   38.92082107
December 1, 2014                               39.91868005
June 1, 2015                                   31.15043931
December 1, 2015                               32.36960887
June 1, 2016                                   23.85585162
December 1, 2016                               24.25931266
June 1, 2017                                   20.00000000

                                                            SCHEDULE 3

                              Schedule of Special
                                Casualty Values
                              -------------------


October 13, 1994                                117.78710714
December 1, 1994                                117.77645630
June 1, 1995                                    118.22248288
December 1, 1995                                116.98605793
June 1, 1996                                    117.24377113
December 1, 1996                                115.69437403
June 1, 1997                                    115.78343778
December 1, 1997                                114.05430322
June 1, 1998                                    114.14886023
December 1, 1998                                112.29377615
June 1, 1999                                    112.06549508
December 1, 1999                                110.39215511
June 1, 2000                                    110.49873597
December 1, 2000                                108.33688838
June 1, 2001                                    108.01192746
December 1, 2001                                106.12825422
June 1, 2002                                    105.77969419
December 1, 2002                                103.79375276
June 1, 2003                                    103.13522671
December 1, 2003                                 99.46878979
June 1, 2004                                     98.70979010
December 1, 2004                                 94.89621762
June 1, 2005                                     94.09411445
December 1, 2005                                 90.06462610
June 1, 2006                                     89.21538806
December 1, 2006                                 84.95947602
June 1, 2007                                     84.05794009
December 1, 2007                                 79.56558875
June 1, 2008                                     78.50506373
December 1, 2008                                 73.87111975
June 1, 2009                                     68.53884545
December 1, 2009                                 67.68666093
June 1, 2010                                     62.04396324
December 1, 2010                                 61.14342115
June 1, 2011                                     55.21100093
December 1, 2011                                 54.22513631
June 1, 2012                                     46.61653284
December 1, 2012                                 46.85327623
June 1, 2013                                     38.75531553
December 1, 2013                                 39.18555021
June 1, 2014                                     30.56437189
Decembers 1, 2014                                31.30838274
June 1, 2015                                     22.27858262
December 1, 2015                                 23.22824727
June 1, 2016                                     14.43679822
December 1, 2016                                 14.55413188
June 1, 2017                                     10.00000000

                                                            SCHEDULE 4


                             Schedule of Modified
                            Special Casualty Values
                            -----------------------

October 13, 1994                                  35.33179726
December  1, 1994                                 35.34505212
June 1, 1995                                      35.70919251
December 1, 1995                                  35.97368725
June 1, 1996                                      36.14531970
December 1, 1996                                  36.20761373
June 1, 1997                                      36.20761373
December 1, 1997                                  36.20761373
June 1, 1998                                      36.20703687
December 1, 1998                                  36.20703687
June 1, 1999                                      36.20547569
December 1, 1999                                  36.20547569
June 1, 2000                                      36.20267314
December 1, 2000                                  36.20267314
June 1, 2001                                      36.04194446
December 1, 2001                                  35.60346237
June 1, 2002                                      35.22630762
December 1, 2002                                  34.75742513
June 1, 2003                                      34.35496137
December 1, 2003                                  33.57065625
June 1, 2004                                      32.85479521
December 1, 2004                                  31.95949148
June 1, 2005                                      31.20225149
December 1, 2005                                  30.25547016
June 1, 2006                                      29.45504576
December 1, 2006                                  28.45216945
June 1, 2007                                      27.60598990
December 1, 2007                                  26.54132803
June 1, 2008                                      25.64444806
December 1, 2008                                  24.41150135
June 1, 2009                                      23.35198698
December 1, 2009                                  22.10779615
June 1, 2010                                      21.06991736
December 1, 2010                                  19.77447759
June 1, 2011                                      18.67731942
December 1, 2011                                  17.26998584
June 1, 2012                                      16.07473633
December 1, 2012                                  14.59591579
June 1, 2013                                      14.71940853
December 1, 2013                                  13.84135093
June 1, 2014                                      14.16393146
December 1, 2014                                  14.65409421
June 1, 2015                                      15.30254171
December 1, 2015                                  14.08688567
June 1, 2016                                      14.94240416
December 1, 2016                                   5.21401239
June 1, 2017                                       5.14486031

                                                            SCHEDULE 5

                              Schedule of Special
                              Termination Values
                              -------------------

October 13, 1994                                121.65779000
December  1, 1994                               121.67816268
June 1, 1995                                    122.24271339
December 1, 1995                                121.12841303
June 1, 1996                                    121.51196066
December 1, 1996                                120.09222053
June 1, 1997                                    120.31487990
December 1, 1997                                118.72339927
June 1, 1998                                    118.95979178
December 1, 1998                                117.25085183
June 1, 1999                                    117.17315437
December 1, 1999                                115.65497237
June 1, 2000                                    115.92142451
December 1, 2000                                113.92430469
June 1, 2001                                    113.76907557
December 1, 2001                                112.06029014
June 1, 2002                                    111.89193059
December 1, 2002                                110.09166368
June 1, 2003                                    109.62445247
December 1, 2003                                106.15514207
June 1, 2004                                    105.59925711
December 1, 2004                                101.99496948
June 1, 2005                                    101.40850871
December 1, 2005                                 97.60121344
June 1, 2006                                     96.98091815
December 1, 2006                                 92.96090358
June 1, 2007                                     92.30243109
December 1, 2007                                 88.06052686
June 1, 2008                                     87.25805689
December 1, 2008                                 82.89000705
June 1, 2009                                     77.83170408
December 1, 2009                                 77.26181346
June 1, 2010                                     71.90998506
December 1, 2010                                 71.30914813
June 1, 2011                                     65.68553739
December 1, 2011                                 65.01786310
June 1, 2012                                     57.73711578
December 1, 2012                                 58.31167478
June 1, 2013                                     50.56179169
December 1, 2013                                 51.35067772
June 1, 2014                                     43.09904567
December 1, 2014                                 44.22382870
June 1, 2015                                     35.58636765
December 1, 2015                                 36.94028967
June 1, 2016                                     28.56537832
December 1, 2016                                 29.11190305
June 1, 2017                                     25.00000000